Exhibit 99.2

Montpelier Re Holdings Ltd.


Financial Supplement


September 30, 2005






Contact: Neil McConachie Treasurer and Chief Accounting Officer
         telephone: (441) 297 9576     email: neil.mcconachie@montpelierre.bm


This report is for informational purposes only. It should be read in conjunction with other documents filed by Montpelier Re Holdings Ltd. pursuant to the Securities Exchange Act of 1934.

   Application of the Safe Harbor of the Private Securities Litigation Reform
                                  Act of 1995:

This financial supplement may contain, and Montpelier may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control, that could cause actual results to differ materially from such statements. In particular, statements using words such as "may", "should", "estimate", "expect", "anticipate", "intend", "believe", "predict", "potential", or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results, future dividends or future repurchases to differ include, but are not necessarily limited to: market conditions affecting Montpelier's common share price; our short operating and trading history; our dependence on principal employees; theccyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the estimates reported by syndicates under existing QQS contracts; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, particularly on longer-tail classes of business such as casualty; unanticipated adjustments to premium estimates; the possibility of severe or unanticipated losses from natural or man-made catastrophes, including Hurricanes Katrina, Rita and Wilma, evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma; the effectiveness of our loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the total industry losses resulting from Hurricanes Katrina, Rita and Wilma, the actual number of our insureds incurring losses from these storms, the limited actual loss reports received from our insureds to date, our reliance on industry loss estimates and those generated by modeling techniques, the impact of these storms on our reinsurers, the amount and timing or reinsurance recoverables and reimbursements actually received by us from our reinsurers and the overall level of competition, and the related demand and supply dynamics, in the wind exposed property reinsurance lines as contracts come up for renewal; the impact of terrorist activities on the economy; competition resulting from: growing capital levels in the reinsurance industry, in some cases, declining demand due to, among other things, increased retentions by cedants, and other factors; and rating agency policies and practices. The Company's forward-looking statements concerning market fundamentals could be affected by changes in demand, pricing and policy term trends and competition. These and other events that could cause actual results to differ are discussed in detail in "Risk Factors" under Item
8.01 of the Company's Current Report on Form 8-K filed on September 27, 2005 with the Securities and Exchange Commission.

Montpelier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                               Table of Contents


1 Organizational Chart

2 Consolidated Financial Highlights

3 Summary Consolidated Balance Sheets

4 Summary Consolidated Income Statements

5 Earnings Per Share

6 Fully Converted Book Value Per Share

7 Return on Equity

8 Premium by Category by Quarter

9 Losses and Loss Ratios

10 Investments

11 Capital

12 Net Income Reconciliation

13 Non-GAAP Financial Measures

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                              Organizational Chart


                                                              ----------------
                                                               Anthony Taylor
                                                                 Chairman
                                                                 President
                                                                  and CEO
                                                              ----------------
                                                                     |
                                                                     |
-------------------------------------------------------------------------------------------------------------------------------
          |                            |                             |                     |                         |
          |                            |                             |                     |                         |
------------------------     ----------------------           ----------------    ----------------------    -------------------
    Russell Fletcher             Tom Busher                     Kip Oberting        Nick Newman-Young          Chris Harris
    Chief Underwriting         Chief Operating                Chief Financial          Marketing                Chief Risk
         Officer                  Officer                         Officer              Director                  Officer
------------------------     ----------------------           ----------------    ----------------------    --------------------
          |                           |                              |
          |                           |                              |
------------------------     ----------------------           ----------------
    David Sinnott               Jonathan Kim                   Neil McConachie
   Chief Reinsurance              General                        Treasurer &
         Officer                  Counsel                            CAO
------------------------     ----------------------           ----------------




Investor enquiries:          Neil McConachie, Treasurer and Chief Accounting Officer
                             telephone: (441) 297 9576
                             email: neil.mcconachie@montpelierre.bm

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                 Consolidated Financial Highlights (unaudited)
                    $ in millions, except per share amounts

                                                                                                   % change
                                                                    Three months ended Sep 30      Q3-05 vs.
                                                                         2005             2004      Q3-04
                                                                   ----------------------------  -----------

Gross premiums written                                              $   290.0      $     184.5           57%

Net premiums written                                                $   237.7      $     170.9           39%

Net premiums earned                                                 $   281.4      $     210.0           34%

Net investment income                                               $    20.6      $      18.0           14%

Net income (loss), excluding net realized gains (losses) (1)        $  (891.4)     $     (81.4)         995%

Net income (loss)                                                   $  (875.1)     $     (78.2)        1019%

Comprehensive income (loss)                                         $  (896.9)     $     (59.8)        1400%

Operating cash flow                                                 $   111.5      $     175.3          -36%

Loss and loss adjustment expense ratio                                  412.0%           125.5%
Acquisition costs ratio                                                  15.4%            15.5%
Administrative expense ratio                                             -4.8%             4.2%
Combined ratio                                                          422.6%           145.2%

Diluted earnings (loss)per share, excl net realized gains(2)        $  (12.39)     $     (1.31)
Diluted earnings (loss)per share                                    $  (12.16)     $     (1.26)

Fully converted book value per share  (3)                           $   12.69      $     25.58

Change in FCBV adj for Dvds (4): Quarter                                -41.9%            -3.3%
Change in FCBV adj for Dvds  (4): Rolling 12 months                     -27.1%            13.9%

Dividend per share / warrant                                        $    0.36      $      0.34

(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 12 for reconciliation to net income and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(2) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 5 for a reconciliation to diluted earnings per share and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(3) See Page 6 for calculation and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(4) Incorporates increase in fully converted book value per share and dividends accrued to shareholders. See page 7 for more detail and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                Summary Consolidated Balance Sheets (unaudited)
                    $ in millions, except per share amounts




                                                               Sep 30   June 30    Mar 31    Dec 31    Sep 30   June 30
                                                                2005      2005      2005      2004      2004      2004
                                                             --------- --------- --------- -----------------------------
 ASSETS
 Investments and cash and cash equivalents                   $3,071.9  $2,260.2  $2,237.5  $2,598.7  $2,598.6  $2,449.3
 Securities lending collateral                                  674.2     350.9     343.2     420.8     480.4     531.7
 Premiums receivable                                            362.5     303.1     274.6     173.8     255.9     331.6
 Deferred acquisition costs                                      71.6      82.9      68.9      59.0      70.5      76.6
 Reinsurance recoverable                                        229.5     122.3     111.3      94.7      55.7       6.5
 Unearned premium ceded                                          46.8      47.9      24.7      17.0      39.0      45.9
 Other assets                                                    30.4      78.8      38.1      34.1      31.1      33.8
                                                             --------- --------- --------- --------- --------- ---------

   Total Assets                                              $4,486.9  $3,246.1  $3,098.3  $3,398.1  $3,531.2  $3,475.4
                                                             ========= ========= ========= ========= ========= =========


 LIABILITIES
 Loss and loss adjustment expense reserves                    1,782.0     583.8     590.7     549.5     573.1     309.8
 Unearned premium                                               377.5     422.3     394.2     287.6     403.8     449.7
 Securities lending payable                                     674.2     350.9     343.2     420.8     480.4     531.7
 Senior notes                                                   249.1     249.0     249.0     249.0     248.9     248.9
 Other liabilities                                              272.5     177.0     143.4     139.3     161.5     171.0
                                                             --------- --------- --------- --------- --------- ---------

   Total Liabilities                                         $3,355.3  $1,783.0  $1,720.5  $1,646.2  $1,867.7  $1,711.1


 SHAREHOLDERS' EQUITY                                        $1,131.6  $1,463.1  $1,377.8  $1,751.9  $1,663.5  $1,764.3
                                                             --------- --------- --------- --------- --------- ---------

   Total Liabilites and Shareholders' Equity                 $4,486.9  $3,246.1  $3,098.3  $3,398.1  $3,531.2  $3,475.4
                                                             ========= ========= ========= ========= ========= =========


 Fully converted book value per share(1)                     $  12.69  $  22.45  $  21.24  $  26.75  $  25.58  $  26.81

(1) See Page 6 for calculation and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
               Summary Consolidated Income Statements (unaudited)
                    $ in millions, except per share amounts



                                                                                                                Full Year
                                                                         Q3-05    Q2-05   Q1-05   Q4-04   Q3-04    2004
                                                                       --------- ------- ------- -----------------------

 Gross premiums written                                                $  290.0  $275.6  $306.3  $108.9  $184.5  $837.0
 Net premiums written                                                     237.7   231.6   279.4    98.9   170.9   749.3
 Net premiums earned                                                      281.4   227.1   180.5   193.1   210.0   787.5
 Net investment income                                                     20.6    19.1    21.4    19.5    18.0    69.1
 Net realized gains on investments                                         17.1    16.9    12.3     2.0     2.0     7.2
 Net foreign exchange gains (losses)                                       (0.8)   (3.8)   (3.3)    5.8     1.2     7.0
                                                                       --------- ------- ------- ------- ------- -------

       Total Revenues                                                     318.3   259.3   210.9   220.4   231.2   870.8

 Loss and loss adjustment expenses                                      1,159.4    81.5    79.5    55.0   263.4   404.9
 Acquisition costs                                                         43.2    49.9    37.4    40.6    32.6   152.7
 General and admin expenses                                               (13.4)   15.2    15.2    17.9     8.9    55.3
 Financing expense                                                          4.1     4.0     4.3     4.6     4.3    17.5
                                                                        --------  ------  ------  ------  ------  ------

       Total Expenses                                                   1,193.3   150.6   136.4   118.1   309.2   630.4

 Income (loss) before taxes                                              (875.0)  108.7    74.5   102.3   (78.0)  240.4

                                                                       --------- ------- ------- ------- ------- -------
       Net income (loss)                                               $ (875.1) $108.7  $ 74.5  $102.4  $(78.2) $240.3
                                                                       ========= ======= ======= ======= ======= =======

                                                                       --------- ------- ------- ------- ------- -------
       Comprehensive income (loss)                                     $ (896.9) $110.6  $ 36.0  $106.8  $(59.8) $241.7
                                                                       ========= ======= ======= ======= ======= =======

 Loss ratio                                                               412.0%   35.9%   44.1%   28.5%  125.5%   51.4%
 Acquisition costs ratio                                                   15.4%   22.0%   20.7%   21.0%   15.5%   19.4%
 Administrative expense ratio                                              -4.8%    6.7%    8.4%    9.3%    4.2%    7.0%
                                                                       --------- ------- ------- ------- ------- -------
       Combined ratio                                                     422.6%   64.6%   73.2%   58.8%  145.2%   77.8%
                                                                       ========= ======= ======= ======= ======= =======

 Basic earnings (loss) per share                                       $ (12.16) $ 1.72  $ 1.19  $ 1.65  $(1.26) $ 3.84
 Diluted earnings (loss) per share                                     $ (12.16) $ 1.62  $ 1.11  $ 1.53  $(1.26) $ 3.55

 Dividend per share / warrant                                          $   0.36  $ 0.36  $ 5.86  $ 0.34  $ 0.34  $ 1.36

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                         Earnings Per Share (unaudited)
                    $ in millions, except per share amounts





                                                                                                              Full Year
                                               Q3-05        Q2-05        Q1-05        Q4-04        Q3-04        2004
                                           ------------ ------------ ------------ --------------------------------------
 Basic earnings (loss) per common share:

 Net income (loss) available to common
  shareholders                             $    (875.1) $     108.7  $      74.5  $     102.4  $     (78.2) $     240.3

 Weighted avg common shares outstanding -
  basic                                     71,944,539   63,327,564   62,580,009   62,033,732   62,012,065   62,633,467
                                           ------------ ------------ ------------ ------------ ------------ ------------
     Basic earnings (loss) per common
      share                                $    (12.16) $      1.72  $      1.19  $      1.65  $     (1.26) $      3.84
                                           ============ ============ ============ ============ ============ ============


 Diluted earnings (loss) per common share:

 Net income (loss) available to common
  shareholders                             $    (875.1) $     108.7  $      74.5  $     102.4  $     (78.2) $     240.3
 Weighted avg common shares outstanding -
  basic                                     71,944,539   63,327,564   62,580,009   62,033,732   62,012,065   62,633,467
 Dilutive effect of warrants                         -    3,621,290    4,084,240    4,049,262            -    3,967,866
 Dilutive effect of stock options                    -            -      615,529      985,258            -    1,105,639
 Dilutive effect of share equivalents                -          733            -            -            -            -
 Weighted avg common & common equivalent
  shares outstanding - diluted              71,944,539   66,949,587   67,279,778   67,068,252   62,012,065   67,706,972
                                           ------------ ------------ ------------ ------------ ------------ ------------
     Diluted earnings (loss) per common
      share                                $    (12.16) $      1.62  $      1.11  $      1.53  $     (1.26) $      3.55
                                           ============ ============ ============ ============ ============ ============


 Diluted earnings (loss) per common share, excluding net realized gains / losses (1):

 Diluted earnings (loss) per common share  $    (12.16) $      1.62  $      1.11  $      1.53  $     (1.26) $      3.55
 Impact of net realised gains / losses & FX
  translation                                    (0.23)       (0.20)       (0.14)       (0.12)       (0.05)       (0.21)

     Diluted earnings (loss) per common
      share, excluding net realized
       gains / losses                      $    (12.39) $      1.42  $      0.97  $      1.41  $     (1.31) $      3.34
                                           ============ ============ ============ ============ ============ ============

(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                Fully Converted Book Value Per Share (unaudited)
                    $ in millions, except per share amounts





                                              Sep 30       June 30      Mar 31       Dec 31       Sep 30       June 30
                                               2005 (2)      2005         2005         2004         2004         2004
                                           ------------ ------------ ------------ --------------------------------------
 Numerator ($ in millions):

 Shareholders' equity                          1,131.6      1,463.1      1,377.8      1,751.9      1,663.5      1,764.3
 Proceeds from assumed exercise of
  outstanding warrants                               -        119.6        119.6        122.0        122.0        122.0
 Proceeds from assumed exercise of
  outstanding options                                -            -            -         35.5         40.3         44.1
                                           ------------ ------------ ------------ ------------ ------------ ------------
 Book value numerator                      $   1,131.6  $   1,582.7  $   1,497.4  $   1,909.4  $   1,825.8  $   1,930.4
                                           ============ ============ ============ ============ ============ ============


 Denominator (in shares):

 Common voting shares outstanding           89,178,490   63,327,564   63,327,564   62,131,232   61,853,732   62,251,232
 Shares issueable upon exercise of
  outstanding warrants                               -    7,172,358    7,172,358    7,319,160    7,319,160    7,319,160
 Shares outstanding upon exercise of
  outstanding options                                -            -            -    1,922,500    2,200,000    2,427,500
 Shares issueable upon conversion of
  outstanding share equivalents                      -        2,200            -            -            -            -

                                           ------------ ------------ ------------ ------------ ------------ ------------
 Book value denominator                     89,178,490   70,502,122   70,499,922   71,372,892   71,372,892   71,997,892
                                           ============ ============ ============ ============ ============ ============


 Fully converted book value per common voting
  and common equivalent voting share (1)   $     12.69  $     22.45  $     21.24  $     26.75  $     25.58  $     26.81
                                           ============ ============ ============ ============ ============ ============


(1)  See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(2) For these purposes fully converted book value per share assumes that the warrants are not exercised as the book value per share is less than the strike price.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                          Return on Equity (unaudited)


                                                 Q3-05   Q2-05   Q1-05   Q4-04   Q3-04   Q2-04   Q1-04   Q4-03    Q3-03
                                                ------- ------- ------- ------------------------------------------------

 Comp Inc/Avg S/Hs' equity(1) : Quarter          -69.1%    7.8%    2.3%    6.3%   -3.5%    3.4%    7.9%    6.9%     6.2%

 Comp Inc/Avg S/Hs' equity(1) : Rolling 12
                                 months          -63.8%   13.1%    8.5%   14.4%   15.1%   26.6%   32.6%   32.6%    34.5%


 FCBVPS(2)                                      $12.69  $22.45  $21.24  $26.75  $25.58  $26.81  $26.44  $24.92   $23.72

 Dividend per share/warrant(3)                  $ 0.36  $ 0.36  $ 5.86  $ 0.34  $ 0.34  $ 0.34  $ 0.34  $ 0.34   $    -

 Qtr. Div. Yield on Beg. Qtr. FCBVPS(3)            1.6%    1.7%   21.9%    1.3%    1.3%    1.3%    1.4%    1.4%       -
 Qtr. Div. Yield on End Qtr. FCBVPS(3)             2.8%    1.6%   27.6%    1.3%    1.3%    1.3%    1.3%    1.4%       -

 Change in FCBVPS (2): Quarter                   -43.5%    5.7%  -20.6%    4.6%   -4.6%    1.4%    6.1%    5.1%     5.8%


 Change in FCBV adj for Dvds (4): Quarter        -41.9%    7.4%    1.3%    5.9%   -3.3%    2.7%    7.5%    6.5%     5.8%

 Change in FCBV adj for Dvds(4): Rolling 12
  months                                         -27.1%   10.2%    6.5%   13.1%   13.9%   24.4%   30.5%   30.3%    30.2%

 Compound annual change in FCBV adj for Dvds (4)   6.3%   19.4%   18.6%   19.7%   19.2%   22.9%   24.2%   23.1%       -

 Change in FCBV adj for Dvds (4): Since inception 27.9%      -       -       -       -       -       -       -        -


(1) Comp Inc = Comprehensive Income. Avg S/Hs' Equity = Average Shareholders' equity. See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(2) FCBVPS = Fully converted book value per share. See Page 6 for calculation and Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(3) Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend. Dividend yield is calculated using both ordinary quarterly dividend and special dividend. See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

(4) Change in FCBV adj for Dvds is the internal rate of return of the increase in fully converted book value per share in the period plus dividends accrued. See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                   Premium by Category by Quarter (unaudited)
                                 $ in millions

                                             Quarter ended     Quarter ended     Quarter ended     Quarter ended     Quarter ended
                                             Sep 30, 2005      June 30, 2005     Mar 31, 2005      Dec 31, 2004       Sep 30, 2004
                                               $      %          $      %          $       %        $        %       $       %
                                            ---------------   ---------------   ---------------   ----------------------------------
   Gross premium written
        Property Specialty                     91.4     32%     138.3     50%     79.4      26%    56.0       52%    73.7       40%
        Property Catastrophe                  149.7     52%      86.0     31%    155.8      51%    20.0       18%    69.9       38%
        Other Specialty                        48.9     17%      51.2     19%     70.1      23%    32.8       30%    41.1       22%
        Qualifying Quota Share                    -      0%       0.1      0%      1.0       0%     0.1        0%    (0.2)       0%
                                            ---------------   ---------------   ---------------   ---------------   ----------------

        Total                                 290.0    100%     275.6    100%    306.3     100%   108.9      100%   184.5      100%
                                            ---------------   ---------------   ---------------   ---------------   ----------------

   Ceded premium written                      (52.3)            (44.0)           (26.9)           (10.0)            (13.6)

   Net premium written                        237.7             231.6            279.4             98.9             170.9

   Net premium earned                         281.4             227.1            180.5            193.1             210.0

   Ceded premium : Gross premium written %      -18%              -16%              -9%              -9%               -7%


                                            Q3 '05 v Q3 '04   Q2 '05 v Q2 '04   Q1 '05 v Q1 '04   Q4 '04 v Q4 '03   Q3 '04 v Q3 '03
   Qtr v Qtr last year                       change change     change   change  change   change   change   change   change  change
                                                   $      %          $      %         $       %        $        %      $         %
                                            ---------------   ---------------   ---------------   ----------------------------------
   Gross premium written
        Property Specialty                     17.7     24%      42.1     44%     (8.7)    -10%    10.8       24%   (26.5)     -26%
        Property Catastrophe                   79.9    114%      20.3     31%    (18.9)    -11%    (4.0)     -17%    18.8       37%
        Other Specialty                         7.8     19%       7.4     17%      1.0       1%     2.2        7%    10.8       36%
        Qualifying Quota Share                  0.2   -100%      (4.6)   -98%     (0.3)    -21%    (3.3)     -98%    35.4       NM
                                            ---------------   ---------------   ---------------   ---------------   ----------------

        Total                                 105.5     57%      65.2     31%    (26.9)     -8%     5.7        5%    38.5       26%
                                            ---------------   ---------------   ---------------   ---------------   ----------------

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                       Losses and Loss Ratios (unaudited)
                                 $ in millions



                                                          Full                                                               Full
                                                          Year                                                               Year
                  Q3-05   Q2-05  Q1-05   Q4-04  Q3-04     2004                     Q3-05  Q2-05  Q1-05   Q4-04  Q3-04        2004
                 -------- ------ ------ ------- ---------------                   ------- ------ ------ ------- ------------------
Property
Specialty                                                         Other Specialty
-----------------                                                -----------------

 Net reserves:                                                    Net reserves:
  start            177.6  184.9  160.8   223.3  129.0     98.8     start           155.2  136.3  128.6    88.7   72.2        42.9
 Change in prior                                                  Change in prior
  AY                (1.3) (20.2)  (0.1)   (8.0)  (7.6)   (54.1)    AY               (1.9)  (4.4) (13.5)   (1.1)  (5.0)      (15.3)
 Paid losses (1)   (28.2) (35.2) (16.7)  (49.3) (24.5)   (78.2)   Paid losses (1)   (7.8)  (8.7)  (4.1)   (4.8)  (3.3)      (11.9)
 Incurred losses   300.1   48.1   40.9    (5.2) 126.4    194.3    Incurred losses  136.2   32.0   25.3    45.8   24.8       112.9
                 -------- ------ ------ ------- ------  -------                   ------- ------ ------ ------- ------      ------
 Net reserves:                                                    Net reserves:
  end              448.2  177.6  184.9   160.8  223.3    160.8     end             281.7  155.2  136.3   128.6   88.7       128.6
                 -------- ------ ------ ------- ------  -------                   ------- ------ ------ ------- ------      ------

 Net earned                                                       Net earned
  premium           72.2  101.8   67.5    72.3   71.4    272.2     premium          55.5   51.9   46.2    42.6   42.5       158.3

Net loss ratio     407.1%  27.4%  60.4%  -18.4% 166.4%    51.5%  Net loss ratio    242.2%  53.0%  25.6%  104.8%  46.7%       61.7%
Prior AY adjusts.   -1.8% -19.8%  -0.1%  -11.1% -10.6%   -19.9%  Prior AY adjusts.  -3.4%  -8.5% -29.2%   -2.6% -11.8%       -9.7%

Paid to incurred       9%   126%    41%   -373%    21%      56%  Paid to incurred      6%    32%    35%     11%    17%         12%

Property Catastrophe                                             Qualifying Quota Share
-------------------------                                        ------------------------

 Net reserves:                                                    Net reserves:
  start            106.0  108.6  117.9   149.3   38.0     40.0     start            22.7   49.6   47.5    56.1   64.1        60.4
 Change in prior                                                  Change in prior
  AY                (3.0)  14.1   12.3    (3.7)  (6.7)   (17.8)    AY               (0.8)   1.6    4.8    (4.5)  (3.4)      (10.4)
 Paid losses (1)   (29.7) (26.3) (29.3)  (60.3) (14.7)   (81.4)   Paid losses (1)   (2.6) (29.2)  (4.9)   (3.2)  (6.9)      (20.6)
 Incurred losses   729.7    9.6    7.7    32.6  132.7    177.1    Incurred losses    0.4    0.7    2.2    (0.9)   2.3        18.1
                 -------- ------ ------ ------- ------  -------                   ------- ------ ------ ------- ------      ------
 Net reserves:                                                    Net reserves:
  end              803.0  106.0  108.6   117.9  149.3    117.9     end              19.7   22.7   49.6    47.5   56.1        47.5
                 -------- ------ ------ ------- ------  -------                   ------- ------ ------ ------- ------      ------

 Net earned                                                       Net earned
  premium          153.0   71.5   63.7    75.8   90.3    316.4     premium           0.8    1.8    3.1     2.3    5.8        40.7

Net loss ratio     461.3%  33.1%  31.4%   38.2% 139.4%    50.3%  Net loss ratio    -53.6% 136.7% 225.9% -233.9% -19.7%       18.9%
Prior AY adjusts.   -2.0%  19.7%  19.3%   -4.9%  -7.4%    -5.6%  Prior AY adjusts. -97.6%  91.0% 154.8% -195.7% -58.6%      -25.6%

Paid to incurred       4%   111%   147%    209%    12%      51%  Paid to incurred   -650%  1270%    70%    -59%  -627%        268%

TOTAL
-----

 Net reserves:
  start            461.5  479.4  454.8   517.4  303.3    242.1
 Change in prior
  AY                (7.0)  (8.9)   3.5   (17.3) (22.7)   (97.6)
 Paid losses (1)   (68.3) (99.4) (55.0) (117.6) (49.4)  (192.1)
 Incurred losses 1,166.4   90.4   76.1    72.3  286.2    502.4
                 -------- ------ ------ ------- ------  -------
 Net reserves:
  end            1,552.6  461.5  479.4   454.8  517.4    454.8
                 -------- ------ ------ ------- ------  -------

 Net earned
  premium          281.4  227.1  180.5   193.1  210.0    787.5

Net loss ratio     412.0%  35.9%  44.1%   28.5% 125.5%    51.4%
Prior AY adjusts.   -2.5%  -3.9%   1.9%   -9.0% -10.8%   -12.4%

Paid to incurred       6%   122%    69%    214%    19%      47%

IBNR as a % of
 reserves             83%    58%    60%     62%    70%      62%

(1) Paid losses are shown net of the impact of foreign exchange translation

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                            Investments (unaudited)
                                 $ in millions

                                                               Sep 30   June 30    Mar 31    Dec 31    Sep 30   June 30
                                                                 2005      2005      2005      2004      2004      2004
                                                             --------- --------- --------- --------- --------- ---------
Market value $
Fixed maturities                                             $2,295.4  $1,947.1  $1,882.2  $2,325.3  $2,277.2  $2,137.7
Equity securities                                               111.1     118.9     113.1     143.5      40.3      41.0
Other investments                                                31.1      30.4      19.9      19.3     109.5      88.8
Cash and cash equivalents                                       634.4     163.8     222.3     110.6     171.6     181.8
                                                             --------- --------- --------- --------- --------- ---------
      Total                                                  $3,072.0  $2,260.2  $2,237.5  $2,598.7  $2,598.6  $2,449.3
                                                             ========= ========= ========= ========= ========= =========

Market value %
Fixed maturities                                                   75%       86%       84%       89%       87%       87%
Equity securities                                                   4%        6%        5%        6%        2%        2%
Other investments                                                   1%        1%        1%        1%        4%        4%
Cash and cash equivalents                                          20%        7%       10%        4%        7%        7%
                                                             --------- --------- --------- --------- --------- ---------
      Total                                                       100%      100%      100%      100%      100%      100%
                                                             ========= ========= ========= ========= ========= =========

Fixed Income Allocation by Market Value
Government & government-sponsored entities                   $1,045.1  $  978.0  $1,093.3  $1,385.4  $1,504.2  $1,497.7
Corporate debt securities                                       718.1     687.2     593.1     720.7     662.7     513.3
Mortgage-backed and asset-backed securities                     532.2     281.9     195.8     219.2     110.3     126.7
                                                             --------- --------- --------- --------- --------- ---------
      Total                                                  $2,295.4  $1,947.1  $1,882.2  $2,325.3  $2,277.2  $2,137.7
                                                             ========= ========= ========= ========= ========= =========

Total investment return
      Net investment income                                  $   20.6  $   19.1  $   21.4  $   19.5  $   18.0  $   16.3
      Realized gains (losses)                                    17.1      16.9      12.3       2.0       2.0       1.4
      Change in unrealized gains (losses)                       (21.8)      1.9     (38.5)      4.4      18.4     (47.3)
                                                             --------- --------- --------- --------- --------- ---------
      Total                                                  $   15.9  $   37.9  $   (4.8) $   25.9  $   38.4  $  (29.6)
                                                             ========= ========= ========= ========= ========= =========

      Total return on average market value %                      0.6%      1.7%     -0.2%      1.0%      1.5%     -1.2%

Average duration of fixed maturities                         1.7 years 2.2 years 2.3 years 2.2 years 2.2 years 2.2 years
Average credit quality of fixed maturities                          AA        AA        AA        AA       AA+       AA+

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                              Capital (unaudited)
                    $ in millions, except per share amounts




                                 Sep 30          June 30        Mar 31         Dec 31            Sep 30            June 30
                                  2005            2005           2005           2004                2004             2004
                             -------------   -------------  -------------  -------------  -----------------------------------


Shareholders' equity          $   1,131.6     $   1,463.1    $   1,377.8    $   1,751.9    $        1,663.5    $     1,764.3
Senior Notes                        249.1           249.0          249.0          249.0               248.9            248.9
                             -------------   -------------  -------------  -------------  ------------------  ---------------
     Total capital            $   1,380.7     $   1,712.1    $   1,626.8    $   2,000.9    $        1,912.4    $     2,013.2
                             =============   =============  =============  =============  ==================  ===============

Financial leverage                   18.0%           14.5%          15.3%          12.4%               13.0%            12.4%


Common shares outstanding      89,178,490      63,327,564     63,327,564     62,131,232          61,853,732       62,251,232
Warrants outstanding            7,172,358       7,172,358      7,172,358      7,319,160           7,319,160        7,319,160
Options outstanding                     -               -              -      1,922,500           2,200,000        2,427,500
Share equivalents outstanding       5,200           2,200              -              -                   -                -
                             -------------   -------------  -------------  -------------  ------------------  ---------------
     Total                     96,356,048      70,502,122     70,499,922     71,372,892          71,372,892       71,997,892
                             =============   =============  =============  =============  ==================  ===============

Dividend per share/warrant(1) $      0.36     $      0.36    $      5.86    $      0.34    $           0.34    $        0.34

     Total dividend payout    $      34.7     $      25.4    $     413.1    $      23.6    $           23.5    $        23.7




(1) Dividend per share/warrant in Q1-05 comprises a $0.36 ordinary quarterly dividend and a $5.50 special dividend.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                     Net Income Reconciliation (unaudited)
                                 $ in millions

                                                                            Three months ended Sep 30
                                                                                2005         2004
                                                                            -------------------------

Net income                                                                    $(875.1)       $(78.2)

Net realized gains on investments                                             $  17.1        $  2.0

Net foreign exchange gains (losses)                                           $  (0.8)       $  1.2

Net income, excluding net realized gains / losses (1)                         $(891.4)       $(81.4)


(1) Excludes realized gains (losses) on investments and excludes gains (losses) arising from translation of non-US dollar denominated balances. See Page 13 for a discussion of our use of Non-GAAP Financial Measures.

                           MONTPELIER RE HOLDINGS LTD.
                          Financial Supplement Q3 2005
                          Non-GAAP Financial Measures

Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP financial measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

In addition to presenting net income (loss), management believes that showing net income (loss) excluding net realized gains (losses) and net foreign exchange gains (losses), and diluted earnings (losses) per share, excluding net realized gains (losses), two non-GAAP financial measures, enables investors and other users of our financial information to analyze our performance in a manner similar to how management analyzes the Company's performance. Montpelier believes that analysts and certain rating agencies who follow us exclude these items from their analysis for the same reasons.

This financial supplement contains the presentation of 'Return on Equity' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on comprehensive income divided by the average shareholders' equity. The Company believes that this measure more accurately reflects the returns on equity delivered by management before taking into account the effect of all dilutive securities.

This financial supplement also contains the presentation of 'Dividend Yield' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on dividend per share divided by the prior quarter's fully converted book value per share. Management believes that this measure more accurately puts into context the amount of capital being paid in the form of dividends.

This financial supplement also contains the presentation of 'Fully converted book value per share' which is a non-GAAP financial measure as defined by Regulation G. The calculation is based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options and warrants outstanding (assuming their exercise). The Company believes that fully converted book value per share more accurately reflects the value attributable to a common share.

This financial supplement also contains the presentation of 'Change in Fully Converted Book Value adjusted for Dividends' which is a non-GAAP financial measure as defined by Regulation G. This calculation represents the internal rate of return of the increase in fully converted book value per share (described above) in the period plus dividends accrued. Management believes that this measure most accurately reflects the return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.

This financial supplement also contains the presentation of 'Compound annual total return' which is a non-GAAP financial measure as defined by Regulation G. This calculation represents the compound annual internal rate of return of the increase in fully converted book value per share, including all dividends accrued to September 30, 2005. Management believes that this measure most accurately reflects the compound annual return received by the Company's shareholders, as it takes into account the effect of all dilutive securities and the effect of dividends.